Exhibit 10.4

EIGHTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 1)

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this “Amendment”) is made and entered into as of August 31, 2012 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2009, that certain Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of November 17, 2009, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 10, 2009, that certain Partial Termination of and Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2010, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2011, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2011 and that certain Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 20, 2011 (as so amended, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and

WHEREAS, simultaneously herewith, SNH/LTA Properties Trust (“SNH/LTA”) has acquired the real property and related improvements comprising: (i) the senior living facility known as Aspenwood and located at 14400 Homecrest Road, Silver Spring, MD 20906, as more particularly described on Exhibit A-64 attached hereto (the “Aspenwood Property”); and (ii) the senior living facility known as HeartFields at Easton and located at 700 Port Street, Easton, MD 21601, as more particularly described on Exhibit A-65 attached hereto (the “Easton Property”); and

WHEREAS, SNH/LTA wishes to lease the Aspenwood Property and the Easton Property to Tenant and Tenant wishes to lease the Aspenwood Property and the Easton Property from SNH/LTA; and

WHEREAS, SNH/LTA and the other entities comprising Landlord, and Tenant, wish to amend Amended Lease No. 1 to include the Aspenwood Property and the Easton Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 1 is hereby amended as follows:

1.                                      Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Fifty-Eight Million, Five Hundred Forty-Seven Thousand, Two Hundred Twenty-One and 50/100 Dollars ($58,547,221.50) per annum.

2.                                      Leased Property.  Section 2.1 of Amended Lease No. 1 is hereby amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)  those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-65 attached hereto and made a part hereof (the “Land”);

3.                                      Arbitration.  Article 22 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

ARTICLE 22

ARBITRATION

(a)                                 Any disputes, claims or controversies between or among the parties hereto (i) arising out of or relating to this Agreement, or (ii) brought by or on behalf of any shareholder of the parties hereto (which, for purposes of this Article 22, shall mean any shareholder of record or any beneficial owner of shares of the parties hereto, or any former shareholder of record or beneficial owner of shares of the parties hereto), either on his, her or its own behalf, on behalf of the parties hereto or on behalf of any series or class of shares of the parties hereto or shareholders of the parties hereto against the parties hereto or any trustee, director, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of the parties hereto, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration agreement, the declaration of trust, limited liability company agreement, partnership agreement or analogous governing instruments, as applicable, of the parties hereto, or the bylaws of the parties hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Article 22.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, officers or managers of the parties hereto and class actions by a shareholder against those individuals or entities and the parties hereto.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.

(b)                                 There shall be three arbitrators.  If there are only two parties to the Dispute (with, for purposes of this Article 22, any and all parties involved in the Dispute and owned by the same ultimate parent entity treated as one party), each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If either party fails to timely select an arbitrator,

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the other party to the Dispute shall select the second arbitrator who shall be neutral and impartial and shall not be affiliated with or an interested person of either party. If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either all claimants or all respondents fail to timely select an arbitrator then such arbitrator (who shall be neutral, impartial and unaffiliated with any party) shall be appointed by the AAA.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within 15 days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                                  In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of the Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                                   Except to the extent expressly provided by Article 22 or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of Assignor’s or Assignee’s award to the claimant or the claimant’s attorneys.  Except to the extent otherwise agreed by the parties, each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)                                  An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and

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except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                                 Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)                                     This Article 22 is intended to benefit and be enforceable by the shareholders, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

4.                                      Schedule 1.  Schedule 1 to Amended Lease No. 1 is deleted in its entirety and replaced with Schedule 1 attached hereto.

5.                                      Exhibit A.  Exhibit A to Amended Lease No. 1 is amended by adding Exhibit A-64 and Exhibit A-65 attached hereto immediately following Exhibit A-63 to Amended Lease No. 1.

6.                                      Ratification.  As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

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SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	La Mesa Healthcare Center 2470 South Arizona Avenue Yuma, AZ 85364	2005	$6,333,157	12/31/2001	10%
A-2	SunQuest Village of Yuma 265 East 24th Street Yuma, AZ 85364	2005	$543,595	12/31/2001	10%
A-3	Somerford Place - Encinitas 1350 South El Camino Real Encinitas, CA 92024	2009	N/A	03/31/2008	8%
A-4	Somerford Place - Fresno 6075 North Marks Avenue Fresno, CA 93711	2009	N/A	03/31/2008	8%
A-5	Lancaster Healthcare Center 1642 West Avenue J Lancaster, CA 93534	2005	$6,698,648	12/31/2001	10%
A-6	Somerford Place — Redlands 1319 Brookside Avenue Redlands, CA 92373	2009	N/A	03/31/2008	8%
A-7	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	2009	N/A	03/31/2008	8%
A-8	Leisure Pointe 1371 Parkside Drive San Bernardino, CA 92404	2007	$1,936,220	09/01/2006	8.25%
A-9	Van Nuys Health Care Center 6835 Hazeltine Street Van Nuys, CA 91405	2005	$3,626,353	12/31/2001	10%
A-10	Mantey Heights Rehabilitation & Care Center 2825 Patterson Road Grand Junction, CO 81506	2005	$5,564,949	12/31/2001	10%
A-11	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120	2005	$12,574,200	12/31/2001	10%
A-12	Somerford House and Somerford Place — Newark I & II 501 South Harmony Road and 4175 Ogletown Road Newark, DE 19713	2009	N/A	03/31/2008	8%
A-13	Tuscany Villa Of Naples (aka Buena Vida) 8901 Tamiami Trail East Naples, FL 34113	2008	$2,157,675	09/01/2006	8.25%
A-14	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-15	Morningside of Columbus 7100 South Stadium Drive Columbus, GA 31909	2006	$1,381,462	11/19/2004	9%
A-16	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	2006	$1,196,357	11/19/2004	9%
A-17	Morningside of Evans 353 North Belair Road Evans, GA 30809	2006	$1,433,421	11/19/2004	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-18	Vacant Land Adjacent to Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	N/A	11/19/2004	9%
A-19	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-20	Union Park Health Services 2401 East 8th Street Des Moines, IA 50316	2005	$4,404,678	12/31/2001	10%
A-21	Park Place 114 East Green Street Glenwood, IA 51534	2005	$8,109,512	12/31/2001	10%
A-22	Prairie Ridge Care & Rehabilitation 608 Prairie Street Mediapolis, IA 52637	2005	$3,234,505	12/31/2001	10%
A-23	Ashwood Place 102 Leonardwood Frankfort, KY 40601	2007	$1,769,726	09/01/2006	8.25%
A-24	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	2009	N/A	03/31/2008	8%
A-25	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21045	2009	N/A	03/31/2008	8%
A-26	Somerford Place - Frederick 2100 Whittier Drive Frederick, MD 21702	2009	N/A	03/31/2008	8%
A-27	Somerford Place - Hagerstown 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	2009	N/A	03/31/2008	8%
A-28	The Wellstead of Rogers 20500 and 20600 South Diamond Lake Road Rogers, MN 55374	2009	N/A	03/01/2008	8%
A-29	Arbor View Healthcare & Rehabilitation (aka Beverly Manor) 1317 North 36th St St. Joseph, MO 64506	2005	$4,339,882	12/31/2001	10%
A-30	Hermitage Gardens of Oxford 1488 Belk Boulevard Oxford, MS 38655	2007	$1,816,315	10/01/2006	8.25%
A-31	Hermitage Gardens of Southaven 108 Clarington Drive Southaven, MS 38671	2007	$1,527,068	10/01/2006	8.25%
A-32	Ashland Care Center 1700 Furnace Street Ashland, NE 68003	2005	$4,513,891	12/31/2001	10%
A-33	Blue Hill Care Center 414 North Wilson Street Blue Hill, NE 68930	2005	$2,284,065	12/31/2001	10%
A-34	Central City Care Center 2720 South 17th Avenue Central City, NE 68462	2005	$2,005,732	12/31/2001	10%
A-35	Intentionally deleted.	N/A	N/A	N/A	N/A
A-36	Gretna Community Living Center 700 South Highway 6 Gretna, NE 68028	2005	$3,380,356	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-37	Sutherland Care Center 333 Maple Street Sutherland, NE 69165	2005	$2,537,340	12/31/2001	10%
A-38	Waverly Care Center 11041 North 137th Street Waverly, NE 68462	2005	$3,066,135	12/31/2001	10%
A-39	Intentionally deleted.	N/A	N/A	N/A	N/A
A-40	Ridgepointe 5301 Brownsville Road Pittsburgh, PA 15236	2006	$1,944,499	10/31/2005	9%
A-41	Mount Vernon of South Park 1400 Riggs Road South Park, PA 15129	2006	$2,718,057	10/31/2005	9%
A-42	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	2006	$1,343,801	11/19/2004	9%
A-43	Walking Horse Meadows 207 Uffelman Drive Clarksville, TN 37043	2007	$1,471,410	01/01/2007	8.25%
A-44	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	2006	$3,131,648	06/03/2005	9%
A-45	Dominion Village at Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	2005	$1,416,951	05/30/2003	10%
A-46	Dominion Village at Williamsburg 4132 Longhill Road Williamsburg, VA 23188	2005	$1,692,753	05/30/2003	10%
A-47	Heartfields at Richmond 500 North Allen Avenue Richmond, VA 23220	2005	$1,917,765	10/25/2002	10%
A-48	Brookfield Rehabilitation and Specialty Care (aka Woodland Healthcare Center) 18741 West Bluemound Road Brookfield, WI 53045	2005	$13,028,846	12/31/2001	10%
A-49	Meadowmere - Southport Assisted Living 8350 and 8351 Sheridan Road Kenosha, WI 53143	2009	N/A	01/04/2008	8%
A-50	Meadowmere - Madison Assisted Living 5601 Burke Road Madison, WI 53718	2009	N/A	01/04/2008	8%
A-51	Sunny Hill Health Care Center 4325 Nakoma Road Madison, WI 53711	2005	$3,237,633	12/31/2001	10%
A-52	Mitchell Manor Senior Living 5301 West Lincoln Avenue West Allis, WI 53219	2009	N/A	01/04/2008	8%
A-53	Laramie Care Center 503 South 18th Street Laramie, WY 82070	2005	$4,473,949	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-54	Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269 Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	2010	N/A	11/17/2009	8.75%
A-55	Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134 Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	2010	N/A	11/17/2009	8.75%
A-56	Haven in the Summit 3 Summit Terrace Columbia, SC 29229	2010	N/A	11/17/2009	8.75%
A-57	Haven in the Village at Chanticleer 355 Berkmans Lane Greenville, SC 29605	2010	N/A	11/17/2009	8.75%
A-58	Haven in the Texas Hill Country 747 Alpine Drive Kerrville, TX 78028	2010	N/A	11/17/2009	8.75%
A-59	Haven in Stone Oak 511 Knights Cross Drive San Antonio, TX 78258 Laurels in Stone Oak 575 Knights Cross Drive San Antonio, TX 78258	2010	N/A	11/17/2009	8.75%
A-60	Eastside Gardens 2078 Scenic Highway North Snellville, GA 30078	2010	N/A	12/10/2009	8.75%
A-61	Crimson Pointe 7130 Crimson Ridge Drive Rockford, IL 61107	2012	N/A	05/01/2011	8%
A-62	Talbot Park 6311 Granby Street Norfolk, VA 23305	2012	N/A	06/20/2011	7.5%
A-63	The Landing at Parkwood Village 1720 Parkwood Boulevard Wilson, NC 27893	2012	N/A	06/20/2011	7.5%
A-64	Aspenwood 14400 Homecrest Road Silver Spring, MD 20906	2005	$4,470,354	10/25/2002	10%
A-65	HeartFields at Easton 700 Port Street Easton, MD 21601	2005	$2,545,887	10/25/2002	10%

Exhibit A-64

Aspenwood

14400 Homecrest Road
Silver Spring, MD 20906

(See attached copy.)

Exhibit A-65

HeartFields at Easton

700 Port Street

Easton, MD 21601

(See attached copy.)